STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) made this 25th day of June, 2014, among Maria del Pilar Jaen (the “Seller”), Everett Dickson (the “Buyer”) and Language Arts Corp., a Nevada corporation (the "Company").

WHEREAS, the Company is a corporation subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the shares of Common Stock are eligible for quotation on the OTC QB (the “OTCQB”) under the symbol “LGUA”; and

WHEREAS, Seller owns 6,000,000 shares (the “Shares”) of common stock, par value $.001 per share (the “Common Stock”), of the Company, representing 63% of the issued and outstanding share capital of the Company on a fully diluted basis; and

WHEREAS, Buyer desires to purchase from the Seller, and the Seller desires to sell to the Buyer the Shares, on the terms and conditions of this Agreement; and

WHEREAS, immediately following the closing of the purchase of the Shares, the outstanding securities of the Company shall be 9,500,000 shares of Common Stock consisting of (a) 6,000,000 shares of Common Stock owned by Buyer, and (b) 3,500,000 shares of Common Stock owned by the Company's other stockholders.

NOW, THEREFORE, in consideration of the promises and the mutual covenants, representations and warranties contained herein, the parties hereto do hereby agree as follows:

1.

SALE OF SHARES.

1.1

Share Purchase.  Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2.1 below) to be held pursuant to Section 2 below, the Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase and acquire from the Seller, good and marketable title to the Shares, free and clear of all mortgages, liens, encumbrances, claims, equities and obligations to other persons of every kind and character, except that the Shares are “restricted securities” as defined in the Securities Act of 1933, as amended (the “Securities Act”).

The purchase price for the Shares shall be $30,000, payable to the Seller (the “Purchase Price”) six months from the Closing Date (as defined in Section 2.1 below).

1.2

Post-Closing Capital Structure.  Immediately following the Closing there shall be no outstanding securities, including without limitation, any warrants, options or any other convertible securities, of the Company except 9,500,000 shares of Common Stock consisting of (a) 6,000,000 owned by Buyer; and (b) 3,500,000 shares of Common Stock owned by at least __ other stockholders of the Company. The Shares being sold to the Buyer from the Seller in this private transaction represent an equity ownership of 63% on a fully diluted basis.

2.

THE CLOSING

A.

2.1

Place and Time.  The closing of the sale and purchase of the Shares (the “Closing”) shall take place at the offices of David Lubin & Associates, PLLC, 10 S. Franklin Avenue, Valley Stream, N.Y. 11580 within two (2) business days after the date on which all of the conditions and obligations of the Parties as set forth in Articles 7 and 8 of this Agreement shall have been substantially satisfied in all material respects or otherwise duly waived, or on such other date and at such other place and date as the Buyer and the Seller may hereafter agree upon in writing (such date of the Closing being referred to herein as the “Closing Date”).

2.2

Deliveries by the Seller.  At the Closing, the Seller shall deliver to Buyer certificate(s) duly endorsed in blank or accompanied by stock powers duly executed in blank,  representing the 6,000,000 Shares, signature medallion guaranteed, and all other documents, instruments and writings required (or reasonably requested by the Buyer and/or its counsel), by this Agreement to be delivered by the Seller at the Closing.

2.3

Deliveries by the Seller and the Company.  At the Closing, the Seller and/or the Company shall deliver to the Buyer the following:

(a)

A certificate issued by the Nevada Secretary of State as to the good standing of the Company, dated within two days of the Closing Date;

(b)

A true and complete copy of the Articles of Incorporation of the Company as in effect as of the date of the Closing, certified by the Secretary of State of Nevada;

(c)

A true and correct copy of the By-Laws of the Company as in effect as of the date of the Closing, certified by the Secretary of the Company;

(d)

Notarized board resolutions authorizing all transactions contemplated by this Agreement, including, without limitation with respect to the appointment of the officers and directors provided for in Section 7.7 below;

(e)

Duly executed resignations of all of the Company’s officer and director, with the resignation of the Seller as a director being effective as of the Closing Date;

(f)

Copies of all tax returns filed by the Company;

(g)

Evidence that the Company’s Annual Report on Form 10-K for the year ended April 30, 2014 (the “Form 10-K”) was filed with the Securities and Exchange Commission (the “SEC”);

(h)

Copies of all correspondence between the Company and the SEC, FINRA and any other regulatory agency;

(i)

Copy of CUSIP confirmation indicating current CUSIP number;

(j)

Certified list of the stockholders from the transfer agent of the Company;

(k)

The Company’s original minute books containing the resolutions and actions by written consent of the directors and stockholders of the Company and the Company’s other original books and records, including the Company’s financial and accounting records (including the Company’s general ledger), all banking records and federal and state tax and other regulatory filings and filing codes (including SEC EDGAR filing codes, including without limitation, the passphrase of the Company) in whatever media they exist, including paper and electronic media; and

(l)

All other documents, instruments and writings required by this Agreement to be delivered by the Company at the Closing, all of the Company’s original books of account and record, and any other documents or records relating to the Company’s business reasonably requested by Buyer in connection with this Agreement.

3.

REPRESENTATIONS AND WARRANTIES OF THE SELLER AND COMPANY

The Seller and the Company, jointly and severally, represent, warrant and covenant to and with Buyer, both as of the date of this Agreement and as of the date of Closing, as an inducement to Buyer to enter into this Agreement and to consummate the transaction contemplated hereby as follows:

3.1

Authorization of Agreement.  The Company and the Seller are fully able, authorized and empowered to execute and deliver this Agreement and any other agreement or instrument contemplated by this Agreement and to perform their respective covenants and agreements hereunder and thereunder.  This Agreement and any such other agreement or instrument, upon execution and delivery by the Seller and the Company (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute a valid and legally binding obligation of the Seller and the Company, in each case enforceable against each of them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against the Company and the Seller under or by virtue of this Agreement or such other agreement or instrument.

3.2

Ownership of the Shares.  The Seller is the record and beneficial owner of the Shares.  The Seller holds the Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another and has the absolute right to sell and transfer the Shares to the Buyer as provided in this Agreement without the consent of any other person or entity.  Upon transfer of the Shares to Buyer hereunder, Buyer will acquire good and marketable title to the Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another, other than applicable securities laws.

3.3

No Breach.  Neither the execution and delivery of this Agreement nor compliance by the Company and/or the Seller with any of the provisions hereof nor the consummation of the transactions and actions contemplated hereby will:

(a)

violate or conflict with any provision of the Articles of Incorporation or By-Laws of the Company;

(b)

violate or, alone or with notice of the passage of time, result in the breach or termination of, or otherwise give any contracting party the right to terminate, or declare a default under, the terms of any agreement or other document or undertaking, oral or written to which the Seller and/or the Company is a party or by which any of them or any of their respective properties or assets may be bound;

(c)

result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Seller and/or the Company;

(d)

violate any statute, ordinance, regulation judgment, order, injunction, decree or award of any court or governmental or quasi governmental agency against, or binding upon the Seller and/or the Company or upon any of their respective properties or assets; or

(e)

violate any law or regulation of any jurisdiction relating to the Seller and/or the Company or any of their respective assets or properties.

3.4

Obligations; Authorizations.  Neither the Company nor the Seller are (i) in violation of any judgment, order, injunction, award or decree which is binding on any of them or any of their assets, properties, operations or business which violation, by itself or in conjunction with any other such violation, would materially and adversely affect the consummation of the transaction contemplated hereby; or (ii) in violation of any law or regulation or any other requirement of any governmental body, court or arbitrator relating to him or it, or to his or its assets, operations or businesses which violation, by itself or in conjunction with other violations of any other law, regulation or other requirement, would materially adversely affect the consummation of the transaction contemplated hereby.

3.5

Consents.  There are no consents necessary or required from any third parties, including, but not limited to, governmental or other regulatory agencies, federal, state or municipal, required to be received by or on the part of the Company and the Seller for the execution and delivery of this Agreement and the performance of their respective obligations hereunder.

3.6

SEC Reports.  The Company has filed and will file in a timely manner with the Securities and Exchange Commission (the “SEC”) all reports required to be filed and is “current” in its reporting obligations (collectively, and including without limitation the Form 10-K to be filed by the Company subsequent to the date of this Agreement, the “SEC Reports”).  As of their respective dates, the SEC Reports comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Reports contained an untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Reports, and none of the SEC Reports, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements made in any such SEC Reports is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof).  The Company has not received any communication from the SEC, FINRA or any other regulatory authority regarding any SEC Report or any disclosure contained therein.

3.7

Financial Statements.  The financial statements (the “Financial Statements” of the Company included in the SEC Reports (including in each case the related notes thereto), including without limitation, the audited financial statements included in the Form 10-K, (i) are in accordance with the books and records of the Company, (ii) are correct and complete in all material respects, (iii) present fairly the financial position and results of operations of the Company as of the respective dates indicated (subject, in the case of unaudited statements, to normal, recurring adjustments, none of which were material) and (iv) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”). As of their respective dates, the Financial Statements complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.

3.8

Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full power and authority to own, lease and operate its properties and to carry on its business as now being and as heretofore conducted.  The Company is not qualified or licensed to do business as a foreign corporation in any other jurisdiction and neither the location of its assets nor the nature of its business requires it to be so qualified.

3.9

Capitalization.  The total authorized and issued capital stock of the Company as of the date of this Agreement is 75,000,000 authorized and 9,500,000 outstanding shares of Common Stock, and no shares of preferred stock authorized or issued.  All of the issued and outstanding shares of Common Stock are duly authorized and validly issued and outstanding, fully paid and non-assessable.  There are no subscriptions, options, warrants, convertible or exchangeable securities or other rights' agreements or commitments (oral or otherwise) obligating the Company to issue any shares of its capital stock or other securities. No shares of capital stock of the Purchaser are subject to preemptive rights or any other similar rights.  There are (i) no outstanding options, warrants, debentures, notes, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, (ii) no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act, and (iii) no anti-dilution or price adjustment provisions contained in any security issued by the Company (or any agreement providing any such rights).

3.10

Liabilities.

(a)

The Company has filed all federal, state and local tax returns which are required to be filed by it, through and including the date hereof and as of the Closing date, including, but not limited to, its federal income tax returns and all taxes shown to be due thereon (together with any applicable penalties and interest) have been paid.  The Company has not incurred any liability for taxes except in the ordinary course of business.  The Company has paid or provided adequate reserves for all taxes which have become due for all periods prior to the date of this Agreement or pursuant to any assessments received by it or which the Company is obligated to withhold from amounts owing to any employee, creditor or other third party as at or with respect to any period prior to the date of this Agreement.  The federal income tax returns of the Company have never been audited by the Internal Revenue Service.  The Company has not waived any statute of limitations in respect of taxes, nor agreed to any extension of time with respect to a tax assessment or deficiency.

(b)

On the date hereof and as of the Closing date, there are no liabilities, debts or obligations of the Company, whether accrued, absolute, contingent or otherwise (the “Liabilities”) that are not reflected in the Financial Statements, except as incurred in the ordinary course of business and not exceeding $200 in the aggregate. As of the Closing, the Company will have no direct or indirect Liabilities, including without limitation, any amounts owed to its transfer agent, Edgar filing agent, accountants, auditors, counsel or any other person.

3.11

Shell Company.  The Company is a "shell company", as defined in Rule 12b-2 of the Exchange Act.

3.12

Actions and Proceedings.  Neither the Seller nor the Company is a subject to any outstanding orders, writs, injunctions or decrees of any court or arbitration tribunal or any governmental department, commission, board, agency or instrumentality, domestic or foreign, against, involving or affecting the business, properties or employees of the Company or the Seller’s right to enter into, execute and perform this Agreement (or any of the transactions contemplated hereby).  There are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations, including any warranty or product liability claims (whether or not the defense thereof or liabilities in respect thereof are covered by policies of insurance) relating to or arising out of the business, properties or employees of the Company pending or, to the best knowledge of the Company and the Seller, threatened against or affecting the Company.

3.13

Compliance with Laws. The Company has complied in all respects with all laws, ordinances, regulations and orders applicable to the conduct of its business, including all laws relating to environmental matters, employees and working conditions.

3.14

Bank Accounts and Credit Cards.  At Closing, the Company will not have any bank account, safe deposit box or credit or charge cards.

3.15

Stockholders.  To be provided at Closing is a current stockholder list as provided by the Company’s transfer agent. The Company and the Seller each represent and warrant that there are no other stockholders of the Company, and no other person who owns or controls the shares of the Company, other than as indicated on said stockholder list.

3.16

Subsidiaries.  There are no corporations, partnerships or other business entities controlled by the Company.  As used herein, “controlled by” means (i) the ownership of not less than fifty (50%) percent of the voting securities or other interests of a corporation, partnership or other business entity, or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a corporation, partnership or other business entity, whether through the ownership of voting shares, by contract or otherwise.  The Company has not made any investments in, nor does it own, any of the capital stock of, or any other proprietary interest in, any other corporation, partnership or other business entity.

3.17

Litigation, Compliance with Law.  There are no actions, suits, proceedings, or governmental investigations (or any investigation of any self-regulatory organization) relating to the Company or to any of its properties, assets or businesses pending or, to the best of its knowledge, threatened, or any order, injunction, award or decree outstanding against the Company or against or relating to any of its properties, assets or businesses.  The Company is not in violation of any law, regulation, ordinance, order, injunction, decree, award or other requirements of any governmental body, court or arbitrator relating to its properties, assets or business.

3.18

Agreements and Obligations; Performance.  The Company is not a party to, or bound by any: (i) contract, arrangements, commitment or understanding; (ii) contractual obligation or contractual liability of any kind to any person; (iii) contract, arrangement, commitment or understanding with a potential or actual customer or any officer, employee, stockholder, director, representative or agent thereof; (iv) contract for the purchase or sale of any materials, products or supplies; (v) contract of employment with any officer or employee; (vi) deferred compensation, bonus or incentive plan or agreement; (vii) management or consulting agreement; (viii) lease for real or personal property (including borrowings thereon), license or royalty agreement; (ix) union or other collective bargaining agreement; (x) agreement, commitment or understanding relating to any Liability; (xi) contract involving aggregate payments or receipts of any amount of funds; (xii) contract containing covenants limiting the freedom of the Company to engage or compete in any line of business or with any person in any geographic area; (xiii) contract or opinion relating to the acquisition or sale of any business; (xiv) voting trust agreement or similar stockholders' agreement; and/or (xiv) other contract, agreement, commitment or understanding which affects its securities or any of its properties, assets or business.

3.19

Permits and Licenses.  The Company is in compliance in all respects with all requirements, standards and procedures of the federal, state, local and foreign governmental bodies which issued such permits, licenses, orders, franchises and approvals.

3.20

Employee Benefit Plans.  The Company does not maintain and is not required to make contributions to any “pension” and “welfare” benefit plans (within the respective meanings of Sections 4(2) and 4(1) of the Employee Retirement Income Security Act of 1974, as amended).

3.21

Trading.  The shares of Common Stock are quoted on the OTCQB under the symbol “LGUA” and the shares of Common Stock are eligible for deposit with the DTC.  Actual sales of shares of Common Stock have taken place in the over-the-counter market and have been reported on the OTCBB.  The Company has not received any correspondence and/or notice (nor has any reason to believe it will in the future receive) regarding the continued eligibility of the Common Stock to be quoted on the OTCBB or deposited with the DTC.

3.22

Insurance.  The Company has no insurance policies.  The Company does not provide any insurance.

3.23

Sarbanes-Oxley

(a)

The Company (i) makes and keeps accurate books and records and (ii) maintain and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(b)

The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it will file or submit under the Exchange Act is accumulated and communicated to management of the Company, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(c)

The Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company. There have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(d)

There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

3.24

Disclosure. Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to the Buyer by the Seller and/or the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

4.

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the Company and the Seller, both as of the date of this Agreement and as of the date of the Closing, as follows:

4.1

Authorization of Agreement.  The Buyer is fully able, authorized and empowered to execute and deliver this Agreement, and any other agreement or instrument contemplated by this Agreement, and to perform his obligations contemplated hereby and thereby. This Agreement, and any such other agreement or instrument, upon execution and delivery by Buyer (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute the legal, valid and binding obligation of each of the Buyer, in each case enforceable against him in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against the Buyer under or by virtue of this Agreement or such other agreement or instrument.

4.2

No Buyer Defaults.  Neither the execution and delivery of this Agreement, nor the consummation of the transaction contemplated hereby, will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default under the terms of, any mortgage, bond, indenture or material agreement to which the Buyer is a party or by which the Buyer or his property or assets may be bound or materially affected, (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, the Buyer or upon the property of the Buyer, or (iii) constitute a violation by the Buyer of any applicable law or regulation of any jurisdiction as such law or regulation relates to Buyer or to the property of the Buyer.

4.3

No Litigation, Etc.  There is no material suit, action, or legal, administrative, arbitration or other proceeding or governmental investigation pending or, to Buyer's best knowledge, threatened against, materially affecting or which will materially affect, the property of the Buyer.

4.4

Investment Intent.  The Buyer is acquiring the Shares being purchased pursuant to this Agreement for his own account and for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the Shares except in compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws.

4.5

Disclosure of Information.  The Buyer has access to review all the SEC Reports and Buyer has had an opportunity to discuss the business, management, financial affairs and the terms and conditions of the offering of the Shares with Seller.  The Buyer understands that the Company is a shell, as defined in Rule 12b-2 of the Exchange Act.

4.6

Restricted Stock.  The Buyer understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Buyer’s representations as expressed herein. The Buyer understands that the Shares constitute “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Buyer must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

4.7

Legend.  The Buyer understands that all certificates representing securities of the Company received by him pursuant to this Agreement shall bear the following legend, or one substantially similar thereto:

“The securities represented by this certificate have not been registered under the Securities Act of 1933.  The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for those shares under the Securities Act of 1933, as amended, or an opinion satisfactory to the Company's counsel that registration is not required under said Act.”

5.

PRE-CLOSING COVENANTS AND AGREEMENTS OF THE PARTIES

The Seller and the Company and the Buyer (as to covenants they expressly are providing below in this Section 5 hereby covenant and agree that, from the date hereof and until the Closing:

5.1

Access.  The Company (and its subsidiaries) shall afford to the officers, attorneys, accountants and other authorized representatives of the Buyer free and full access, during regular business hours and upon reasonable notice, to the Company's books, records, personnel and properties (including, without limitation, the work papers prepared by its auditors) so that the Buyer may have full opportunity to make such review, examination and investigation as it may desire of the Company's business and affairs.  The Company will cause its employees, accountants and attorneys to cooperate fully with said review, examination and investigation and to make full disclosure to the Buyer of all material facts affecting the Company's financial conditions and business operations.

5.2

Conduct of Business.  The Company shall each conduct its business only in the ordinary and usual course and make no material change thereto.

5.3

Liabilities.  The Company shall not incur any Liability, direct or indirect, absolute and continent, or otherwise, except in the ordinary course of its business.

5.4

No Breach.  Each of the parties hereto will (i) use its best efforts to assure that all of its respective representations and warrants contained herein are true in all material respects at and as of the date hereof, and as of the Closing no breach shall occur with respect to any of the parties' covenants, representations or warranties contained herein that has not been cured by the Closing; (ii) not voluntarily take any action or do anything which will cause a material breach of or default respecting such covenants, representations or warranties; and (iii) promptly notify the other of any event or fact which represents a breach or default.

5.5

Other SEC/FINRA Filings.  The Company shall file with the SEC and the FINRA (if required) all required forms and disclosure items in a timely manner (which forms and disclosure items must be approved by legal counsel to the Company and the Buyer prior to filing and/or disclosure) required and/or relating to this Agreement or otherwise.

5.6

Public Announcements.  No party hereunder shall, without the express prior written consent of the Buyer, make any announcement or otherwise disclose any information regarding this Agreement and/or the transactions contemplated hereby other than as required by law or otherwise deemed advisable in counsel's opinion to ensure compliance with public disclosure requirements under the federal securities laws. Notwithstanding the foregoing, the Buyer agrees that the Company shall file a Current Report on Form 8-K with the SEC in the period proscribed by applicable law regarding the execution and delivery of this Agreement, provided, however, that the Buyer shall have had sufficient time to review and comment on said Form prior to the filing thereof.

5.7

Brokers.  Each of the Company and the Seller on the one hand, and the Buyer on the other hand represent and warrant to the other that neither has employed any broker, finder or similar agent and no person or entity with which each has had any dealings or communications of any kind is entitled to any brokerage, finder's or placement fee or any similar compensation in connection with this Agreement or the transaction contemplated hereby.

5.8

Expenses.  Each of the parties hereto agrees to bear its own expenses in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

5.9

Further Assurances.  Each of the parties shall execute such documents or other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated in this Agreement.

6.

NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES

6.1

Nature of Statements.  All statements contained in any exhibit, certificate or other instruments delivered by or on behalf of any party hereto pursuant to this Agreement, shall be deemed representations and warranties by such party.

6.2

Survival of Representations and Warranties.  Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations and warranties made hereunder or pursuant hereto or in connection with the transaction contemplated hereby shall survive the Closing and continue in effect through the first anniversary of the Closing.

7.

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BUYER

The obligations of the Buyer to effectuate the Closing is subject to the fulfillment, prior to the date of Closing, of each of the following conditions (any one or more of which may be waived by the Buyer unless such condition is a requirement of law).

7.1

Representations and Warranties.  All representations and warranties of the Company and the Seller contained in this Agreement and in any written statement, exhibit or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the date hereof and as of the Closing Date.

7.2

Covenants.  The Company and the Seller shall have performed and complied in all material respects with all covenants and other agreements required by (or contained in) this Agreement to be performed or complied with or by them prior to or at the Closing Date.

7.3

No Actions.  No action, suit, proceeding or investigation shall have been instituted against the Seller or the Company, and be continuing before a court or before or by a governmental body or agency, and be unresolved, to restrain or to prevent or to obtain damages in respect of, the carrying out of the transactions contemplated hereby or which might materially and adversely affect the rights of the Buyer to consummate the transactions contemplated hereby.

7.4

Approvals.  The Seller and the Company shall have obtained all approvals and consents to consummate this Agreement and the transactions to be consummated at or immediately following the Closing, in accordance with all applicable laws, rules and regulations.

7.5

Due Diligence.  The Buyer shall have completed to its sole satisfaction its due diligence of the Company, the Seller and all other items it deems necessary and/or advisable, and shall be satisfied with the results thereof.

7.6

Closing Documents.  The Buyer shall receive all of the documents (executed where applicable) set forth in Section 2.2 and Section 2.3 of this Agreement, which documents shall be in form and substance reasonably satisfactory to Buyer and his legal counsel.

7.7

Resignation of Officers and Directors. Effective on the Closing Date, all officers and directors of the Company shall have resigned as officers and directors of the Company and they shall have appointed the Buyer as the President, Chief Executive Officer and a director of the Company.

8.

CONDITIONS PRECEDENT TO THE OBLIGATION TO THE COMPANY AND THE SELLER TO CLOSE

The obligations of the Company and the Seller to effectuate the Closing is subject to the fulfillment, prior to the date of Closing, of each of the following conditions (any one or more of which may be waived by the Buyer unless such condition is a requirement of law).

8.1

Representations and Warranties.  All representations and warranties of the Buyer contained in this Agreement and in any written statement, Exhibit or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the date hereof  and as of the Closing Date.

8.2

Covenants.  The Buyer shall have performed and complied in all material respects with all covenants and other agreements required by (or contained in) this Agreement to be performed or complied with by him prior to or at the Closing.

8.3

No Actions.  No action, suit, proceeding or investigation shall have been instituted against the Buyer, and be continuing before a court or before or by a governmental body or agency, and be unresolved, to restrain or to prevent or to obtain damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially and adversely affect the rights of the Seller and the Company to consummate the transactions contemplated hereby.

8.4

Form 8-K.  The Current Report on Form 8-K disclosing the Closing shall have been reviewed and approved by the Company and the Seller.

9.

INDEMNIFICATION BY THE COMPANY AND THE SELLER

9.1

Claims Against the Company and the Seller.

(a)

The Company and the Seller, jointly and severally, shall indemnify and hold the Buyer harmless from and against any loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of any claim made against the Company:

(i)

for any broker's or finder's fee or any similar fee, charge or commission incurred by the Company and/or the Seller prior to or in connection with this Agreement or the transaction contemplated hereby;

(ii)

for any foreign, Federal, state or local tax of any kind arising out of or by reason of the existence or operations of the Company and/or the Seller prior to the Closing, including, without limitation, any payroll taxes owed by the Company on account of compensation paid to any employee of the Company prior to such date;

(iii)

in respect of any salary, bonus, wages or other compensation of any kind owed by the Company to its employees for services rendered on or prior to the Closing;

(iv)

for any damages to the environment caused by or arising out of any pollution resulting from or otherwise attributable to the operation of the business of the Company prior to the Closing;

(v)

in respect of any payable of the Company incurred prior to the Closing;

(vi)

in respect of any Liability incurred on or before the Closing, including, without limitation, with respect to the execution and performance of this Agreement; and

(vii)

for expenses required to be borne by the Company and/or the Seller under the provisions of this Agreement.

(b)

Other Matters.  The Company and the Seller, jointly and severally, shall also indemnify and hold the Buyer and his affiliates, agents, representatives and, heirs, harmless from and against any loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in the performance by the Company and the Seller of any covenant or agreement of the Company or the Seller contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by the Company or the Seller herein or in any exhibit, certificate or other instrument delivered by or on behalf of the Company and the Seller pursuant hereto, and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.

10.

INDEMNIFICATION BY BUYER

The Buyer shall indemnify and hold harmless the Seller from and against all loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in the performance by the Buyer of any covenant or agreement of the Buyer contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by the Buyer herein or in any certificate or other instrument delivered by or on behalf of the Buyer pursuant hereto and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to the foregoing.

11.

NOTICE AND OPPORTUNITY TO DEFEND

Promptly after the receipt by Buyer or the Company and/or the Seller of notice of any action, proceeding, claim or potential claim (any of which is hereinafter individually referred to as a “Circumstance”) which could give rise to a right to indemnification under this Agreement, such party (the “Indemnified Party”) shall give prompt written notice to the party or parties who may become obligated to provide indemnification hereunder (the “Indemnifying Party”).  Such notice shall specify in reasonable detail the basis and amount, if ascertainable, of any claim that would be based upon the Circumstance.  The failure to give such notice promptly shall relieve the Indemnifying Party of its indemnification obligations under this Agreement, unless the Indemnified Party establishes that the Indemnifying Party either had knowledge of the Circumstance or was not prejudiced by the failure to give notice of the Circumstance.  The Indemnifying Party shall have the right, at its option, to compromise or defend the claim, at its own expense and by its own counsel, and otherwise control any such matter involving the asserted liability of the Indemnified Party, provided that any such compromise or control shall be subject to obtaining the prior written consent of the Indemnified Party which shall not be unreasonably withheld. An Indemnifying Party shall not be liable for any costs of settlement incurred without the written consent of the Indemnifying Party.  If any Indemnifying Party undertakes to compromise or defend any asserted liability, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise of or defense against any such asserted liability.  All costs and expenses incurred in connection with such cooperation shall be borne by the Indemnifying Party, provided such costs and expenses have been previously approved by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of an asserted liability.

12.

MISCELLANEOUS

                12.1 Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.  No assignment of this Agreement or of any rights hereunder shall relieve the assigning party of any of its obligations or liabilities hereunder.

12.2

Notices.  All notices, requests, claims, demands and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given if delivered in person against written receipt, by facsimile transmission, by email, overnight courier prepaid, or mailed by prepaid first class registered or certified mail, postage prepaid, return receipt requested to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section):

If to the Seller, as follows:

Maria del Pilar Jaen

_______________

Attn. _____________

Email:

If to the Buyer, as follows:

Everett  Dickson

1075 Peachtree Street NE

Suite 3650

Atlanta, GA 30309

Email:

with a copy (which shall not constitute notice) to:

David Lubin & Associates, PLLC

108 S. Franklin Avenue

Suite 10

Valley Stream, NY 11580

Telecopy: 516-887-8250

Attn: David Lubin, Esq.

david@dlubinassociates.com

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by email, to the email address as provided in this Section, be deemed given upon sending such email, (iv) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first business day following the date sent by such overnight courier or upon receipt, or (v) if delivered by mail in the manner described above to the address provided in this Section, be deemed given on the earlier of the third business day following mailing or upon receipt. In order for any such notice to be deemed given as provided above, other than if sent by email, any such notice must also be accompanied by an email to the recipient. In order for any such notice to be deemed given that is sent by email as provided above, any such notice must also be accompanied by sending such notice in the mail.

12.3

Waiver; Remedies.  No delay on the part of any of the Seller, the Company or Buyer in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of the Seller, the Company or Buyer of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege hereunder.  The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity.

12.4

Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings (in writing, oral or otherwise) of the parties relating thereto.

12.5

Amendment.  This Agreement may be modified or amended only by written agreement of the parties hereto.

12.6

Counterparts.  This Agreement may be executed in multiple counterparts and by facsimile each of which shall be an original, but all of which shall be deemed to constitute one instrument. The delivery of an executed counterpart of this Agreement by electronic means, including by facsimile or  by "pdf" attachment to email, shall be deemed to be valid delivery thereof binding upon all the parties hereto.

12.7 Governing Law.  This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof.  The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to, arising out of or under this Agreement, shall be brought solely and exclusively in a federal or state court located in the City of New York.  By its execution hereof, the parties hereby expressly covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in the City of New York.  The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto.  In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

12.8

Captions.  All section titles or captions contained in this Agreement, in any exhibit referred to herein or in any exhibit annexed hereto are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

12.9

Confidential Information.  Each party agrees that such party and its representatives will hold in strict confidence all information and documents received from the other parties and, if the transactions herein contemplated shall not be consummated, each party will continue to hold such information and documents in strict confidence and will return to such other party all such documents (including the documents annexed to this Agreement) then in such receiving party's possession without retaining copies thereof, provided, however, that each party's obligations under this Section 12.9 to maintain such confidentiality shall not apply to any information or documents that are in the public domain at the time furnished by the others or that become in the public domain thereafter through any means other than as a result of any act of the receiving party or of its agents, officers, directors or stockholders which constitutes a breach of this Agreement, or that are required by applicable law to be disclosed.

12.10

Independent Counsel.  This Agreement shall be construed to effectuate the mutual intent of the parties. The parties and their counsel have cooperated in the drafting and preparation of this Agreement, and this Agreement therefore shall not be construed against any party by virtue of its role as the drafter thereof. No drafts of this Agreement shall be offered by any party, nor shall any draft be admissible in any proceeding, to explain or construe this Agreement. Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

13.

TERMINATION; WAIVER; NO SHOP

13.1

Termination.  Notwithstanding anything herein or elsewhere to the contrary; this Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing as follows:

(a)

By mutual written consent of the Buyer, Company and the Seller; or

(b)

By the Buyer, if the Closing does not occur prior to ______, 2014 (unless extended by the parties or unless the failure to close is the result of the actions of the Buyer).

13.2

Waiver.  Any condition to the performance of any party hereto which legally may be waived on or prior to the Closing may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party or parties.  The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same.  No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Agreement as a condition to such party's obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

13.3

No Shop. Through the earlier of the Closing or the date of termination of this Agreement pursuant to the terms hereof, neither the Company nor the Seller shall, directly or indirectly, through any director, officer, employee, agent, representative or otherwise (and each of said parties shall use reasonable efforts to insure such persons shall not directly or indirectly) (i) solicit, initiate or encourage the submission of inquiries, proposals or offers from any person relating to (x) any business combination with respect to the Company, including without limitation the issuance of any securities of the Company; or (y) the sale of any of the assets and/or capital stock of the Company (in either case, an "Alternative Transaction"), (ii) enter into or participate in any negotiations, or initiate any discussions or continue any discussions initiated by others, regarding any Alternative Transaction, or furnish to any other person any information with respect to the assets or business of the Company or its business for the purposes of pursuing a possible Alternative Transaction with any other party, or (iii) otherwise participate in, assist, facilitate or encourage any effort or attempt by any other person to do any of the foregoing, except as required by law as fiduciaries.  The Company shall promptly notify the Buyer of any proposal or inquiry made to it or the Seller or any of its agents, representatives, or otherwise with respect to any of the foregoing.

Remainder of Page Intentionally Omitted; Signature Page to Follow

IN WITNESS WHEREOF, the parties have caused this Stock Purchase Agreement to be duly executed and delivered on the day and year first above written.

LANGUAGE ARTS CORP.

By: /s/ Maria del Pilar Jaen

Name: Maria del Pilar Jaen

Title:   Sole Officer and Director

SELLER:

/s/ Maria del Pilar Jaen

Maria del Pilar Jaen

BUYER:

/s/ Everett Dickson

Everett Dickson